Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, June 23, 2023 — Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on June 12, 2023 (ex-date June 9, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	May 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.014	17.0%	$0.065	13.5%
Net Realized Short-Term Capital Gains	0.002	3.5%	0.035	7.4%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.064	79.5%	0.380	79.1%

Total Distribution	$0.080	100.0%	$0.480	100.0%

(1)	Fiscal year started December 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	3.83%
Annualized Current Distribution Rate (3)	14.50%
Fiscal YTD Cumulative Total Return on NAV (4)	-5.22%
Fiscal YTD Cumulative Distribution Rate (5)	7.25%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92835W107

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Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, July 25, 2023 — Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on July 13, 2023 (ex-date July 12, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.041	51.3%	$0.106	18.9%
Net Realized Short-Term Capital Gains	0.002	2.5%	0.037	6.6%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.037	46.2%	0.417	74.5%

Total Distribution	$0.080	100.0%	$0.560	100.0%

(1)	Fiscal year started December 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 30, 2023
Average Annual Total Return on NAV for the 5-year period (2)	4.23%
Annualized Current Distribution Rate (3)	14.22%
Fiscal YTD Cumulative Total Return on NAV (4)	-2.09%
Fiscal YTD Cumulative Distribution Rate (5)	8.30%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92835W107

# # #

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, August 23, 2023 — Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.08 per share to shareholders of record at the close of business on August 11, 2023 (ex-date August 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.000	0.0%	$0.106	16.6%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.037	5.8%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.000	0.0%
Return of Capital (or other Capital Source)	0.080	100.0%	0.497	77.6%

Total Distribution	$0.080	100.0%	$0.640	100.0%

(1)	Fiscal year started December 1, 2022

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	4.01%
Annualized Current Distribution Rate (3)	14.16%
Fiscal YTD Cumulative Total Return on NAV (4)	-0.40%
Fiscal YTD Cumulative Distribution Rate (5)	9.44%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. -  2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92835W107

# # #

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, September 21, 2023 — Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on September 11, 2023 (ex-date September 8, 2023).

As previously announced, the fund’s monthly distribution rate was reduced from $0.08 per share to $0.05 per share effective with this distribution. The decrease in the monthly distribution reflects the increase in the fund’s cost of leverage, current and expected earnings, and the overall market environment.

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.010	12.5%	$0.116	16.1%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.037	5.1%
Net Realized Long-Term Capital Gains	0.010	12.5%	0.010	1.4%
Return of Capital (or other Capital Source)	0.060	75.0%	0.557	77.4%

Total Distribution	$0.080	100.0%	$0.720	100.0%

(1)	Fiscal year started December 1, 2022.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

Virtus Total Return Fund Inc. -  2

August 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	2.86%
Annualized Current Distribution Rate (3)	9.62%
Fiscal YTD Cumulative Total Return on NAV (4)	-7.05%
Fiscal YTD Cumulative Distribution Rate (5)	11.54%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)

Annualized Current Distribution Rate is the current $0.05/share distribution rate annualized as a percentage of the Fund’s NAV at month end. The distribution rate using the previous rate of $0.08/share would be 15.38%.

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, October 24, 2023 — Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on October 12, 2023 (ex-date October 11, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.011	22.0%	$0.127	16.5%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.037	4.8%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.010	1.3%
Return of Capital (or other Capital Source)	0.039	78.0%	0.596	77.4%

Total Distribution	$0.050	100.0%	$0.770	100.0%

(1)	Fiscal year started December 1, 2022.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 29, 2023
Average Annual Total Return on NAV for the 5-year period (2)	1.51%
Annualized Current Distribution Rate (3)	10.38%
Fiscal YTD Cumulative Total Return on NAV (4)	-13.06%
Fiscal YTD Cumulative Distribution Rate (5)	13.32%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. -  2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92835W107

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, November 24, 2023 — Virtus Total Return Fund Inc. (NYSE: ZTR) declared a distribution of $0.05 per share to shareholders of record at the close of business on November 13, 2023 (ex-date November 10, 2023).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2023 (MTD)		Fiscal Year-to-Date (YTD) (1)

(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution

Net Investment Income	$0.000	0.0%	$0.127	15.5%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.037	4.5%
Net Realized Long-Term Capital Gains	0.000	0.0%	0.010	1.2%
Return of Capital (or other Capital Source)	0.050	100.0%	0.646	78.8%

Total Distribution	$0.050	100.0%	$0.820	100.0%

(1)	Fiscal year started December 1, 2022.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2023
Average Annual Total Return on NAV for the 5-year period (2)	2.20%
Annualized Current Distribution Rate (3)	10.64%
Fiscal YTD Cumulative Total Return on NAV (4)	-14.27%
Fiscal YTD Cumulative Distribution Rate (5)	14.54%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Total Return Fund Inc. -  2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

Cusip: 92835W107